As filed with the Securities and Exchange Commission on July 24, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2003



                             PLAYTEX PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   1-12620                   51-0312772
------------------------------- ------------------------  ----------------------
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                300 Nyala Farms Road, Westport, Connecticut 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

         ( c )    Exhibits

Exhibit  Description
-------  -----------

99.1     Press release of Playtex Products, Inc., dated July 23, 2003.


Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On July 23, 2003, Playtex Products, Inc. issued a press release announcing its second quarter results for fiscal 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 28, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PLAYTEX PRODUCTS, INC.

Date:      July 24, 2003     By:   /S/ GLENN A. FORBES
         -----------------       ---------------------------------------------
                                   Glenn A. Forbes
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)